Exhibit 10.13

                        SEPARATION AND RELEASE AGREEMENT

      This Separation and Release Agreement is entered into as of December 31, 2004, by and between GREATER COMMUNITY BANCORP, a New Jersey corporation having its principal place of business at 55 Union Boulevard, Totowa, New Jersey 07512 ("Company"), and ERWIN D. KNAUER, residing at 10 Jay Street, Old Tappan, New Jersey 07675 ("Employee").

      Employee has been employed by Company since 1999. For many months Employee has been unable to perform the duties of his employment due to illness. Employee and Company have agreed that it is in the mutual interest that Employee's employment with Company formally terminate by reason of Employee's disability. In connection with such termination, Employee and Company wish to settle fully and finally all outstanding matters between them, including, but in no way limited to, any outstanding matters that might arise out of Employee's employment with Company and the termination thereof and to release any and all claims Employee may have arising from his employment with Company as follows:

      1. Employee acknowledges that his last date of employment was July 31, 2004 (the "Termination Date") and that Company has paid Employee's salary and all other monies due and owing to Employee through the Termination Date, which payment includes any sick pay and any accrued but unused vacation and personal leave through the Termination Date. Employee resigns, as of July 31, 2004, as an officer and as a director of Company and of each and every subsidiary and affiliate of Company of which he was an officer and/or director on July 31, 2004. As of the Termination Date, Employee was entitled to elect COBRA health insurance continuation coverage for the time period required by law. Employee understands that under applicable law, any premium payments due with respect to his COBRA health insurance continuation coverage are his responsibility and not the responsibility of Company. Employee acknowledges that he has no entitlement to, or any right to make any claim for, any additional payments or benefits from Company of any kind whatsoever with respect to his services through the Termination Date except as may otherwise be set forth herein. Employee understands and agrees that, effective as of the Termination Date, he is no longer authorized to incur any expenses, obligations or liabilities on behalf of Company by virtue of his prior employment. Employee further understands and agrees that, effective as of the Termination Date, he is no longer authorized by virtue of his prior employment with Company to conduct any business on behalf of Company or to hold himself out to anyone as an employee, agent or representative of Company, except as hereinafter stated. Employee's rights with respect to any amounts to which he may be entitled under the terms of Company's 401(k)/profit sharing plan and the Company's Group Long-Term Disability Benefits Plan shall be as provided in such plans. With respect to Employee's stock options, Company and Employee both acknowledge and agree as follows: (a) Employee holds unexercised options granted to Employee under the 2001 Employee Stock Option Plan (the "2001 Option Plan") to purchase 34,749 shares of common stock of Company at an option exercise price of $7.34 per share ("Employee's Options") (such number of options and option price have been adjusted to reflect the Company's 2.5% stock dividend paid on July 31, 2004); (b) for purposes of the 2001 Option Plan, Employee's employment "Terminated" on July 31, 2004 due to Employee's "Disability" (as such quoted terms are defined in the 2001 Option Plan); (c) as a result of such Termination due to Disability, Employee's Options have all immediately become fully vested and exercisable, and the performance conditions of exercise of Employee's Options no longer need to be satisfied as a condition of Employee's ability to exercise Employee's Options; and (d) Employee's Options will lapse and become forfeited and no longer exercisable if and to the extent that Employee's Options are not exercised in the manner provided in the 2001 Employee Plan on or before July 30, 2005.

      2. As consideration for the release of claims by Employee in paragraph 5 hereof, Company shall pay Employee a salary continuation benefit in the aggregate amount of $49,969.15 to be paid in 35 equal monthly installments of $1,427.69 each commencing with the Month of August 2004, as reduced by any applicable tax withholding. Provided Employee does not revoke this Agreement as permitted by paragraph 12 hereof, Company will continue such salary continuation payment. If this Agreement is not executed, or is revoked, Employee will reimburse Company for the salary continuation payments already received which commenced 08/01/04. It is understood that this amount represents a reimbursement to Employee, of Employee's current medical insurance premium until Employee's 62nd birthday.

      3. Employee acknowledges the sufficiency of the consideration for this Agreement, both generally and specifically for the release of Employee's claims in paragraph 5 hereof. Employee shall be solely responsible for any taxes on the payments or benefits to be made or provided to him hereunder.

      4. Except for the payments and benefits noted in paragraphs 1 and 2 of this Agreement, Company shall not pay or provide any other payments or benefits to Employee, and Employee acknowledges that he has no entitlement to, or any right to make any claim for, any payments, fees, expenses, costs, attorneys' fees, benefits, bonus or compensation by Company and its affiliates of any kind whatsoever.

      5. In consideration for the promises contained herein, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges for himself and his heirs, executors, administrators, successors and assigns, Company and each of its stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates (and stockholders, agents, directors, officers, employees, representatives and attorneys of such divisions, subsidiaries and affiliates), and all persons acting by, through, under or in concert with any of them (collectively, "Company Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, foreseen or unforeseen, suspected or unsuspected, including, but not limited to, claims arising directly or indirectly out of Employee's employment by Company, and the termination of Employee's employment, claims in equity or law for wrongful discharge, personal injury, defamation, mental anguish, injury to health and reputation, workers compensation, compensation or benefits of any kind or nature. This Release includes but is not limited to any claims or cause of action Employee may have under federal, state or local employment, labor or antidiscrimination laws, statutes and case law, including claims on account of discrimination due to age, national origin, race, sex, handicap, religion and similar classifications, and further including claims under the federal Age Discrimination in Employment Act, Title VII of the Civil Rights Acts of 1866 and 1964, as amended, the Americans with Disabilities Act, Executive Order 11246, the Employee Retirement Income Security Act of 1974 as amended (ERISA), the federal Family and Medical Leave Act, the Rehabilitation Act of 1973, the Fair Labor Standards Act, the
Labor-Management Relations Act, the Equal Pay Act, the Worker Adjustment Retraining and Notification Act, the New Jersey Law Against Discrimination, as amended, the New Jersey Equal Pay Act, the New Jersey Smokers' Rights Law, the New Jersey Family Leave Act, the New Jersey Constitution, the New Jersey Conscientious Employee Protection Act (CEPA), and/or any other Federal or New Jersey statute and/or common law, including, but not limited to any claim for retaliation or retaliatory discharge, breach of implied or express contract, breach of promise, misrepresentation, negligence, fraud, estoppel, defamation, infliction of emotional distress, breach of an express or implied covenant of good faith and fair dealing, violation of public policy or wrongful discharge. The provisions of any laws providing in substance that releases shall not extend to claims which are unknown or unsuspected at the time to the person executing such waiver or release are hereby expressly waived. Employee hereby agrees to forego any right to file any charges or complaints with any governmental agencies or a lawsuit against Company Releasees under any of the laws referenced in this paragraph or with respect to any matters covered by the release in this paragraph. Notwithstanding the foregoing, the release by Employee in this paragraph shall not limit the right of Employee to seek to enforce the provisions of this Agreement and/or to enforce any and all rights and claims arising out of his status as a shareholder of Company, a holder of stock options issued under Company's 2001 Employee Stock Option Plan, or as a participant in Company's 401(k)/profit-sharing plan.

      6. In consideration for the promises contained herein, Company hereby irrevocably and unconditionally releases, acquits and forever discharges for itself and its successors and assigns, Employee and his heirs, executors, administrators, assigns (collectively, "Employee Releasees"), or any of them, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, including, but not limited to, claims arising directly or indirectly out of Employee's employment by Company, which Company now has, or ever claimed to have, or could claim against each or any of the Employee Releasees as of the date of this Agreement. Notwithstanding the foregoing, the release by Company in this paragraph shall not limit Company's right to assert any claim it may have against Employee arising from Employee's fraudulent or criminal act with respect to Company of which Company's executive officers are not actually aware on the date on which Company executes this Agreement.

      7. (a) Employee agrees not to file any charge or complaint on his own behalf, in the future based upon claims arising from, or attributable in any way to, his employment or interactions with Company, to the extent the same relates to any matter or event occurring prior to the date of this Agreement, before any federal, state or local court, or administrative agency, or to participate in any such charge or complaint which may be made by any other person or organization on his behalf; and if any court or agency assumes jurisdiction of the same, he will direct the court or agency to dismiss or withdraw it. Employee also agrees to withdraw and/or dismiss any such pending charges or complaints. Employee further agrees that he will not encourage or participate in any action against Company brought by any other current or former employee unless Employee is required by law to do so. However, if by no action of his own, he becomes a mandatory member of any class from which he cannot, by operation of law or order of court, opt out, such mandatory class membership will not constitute a breach of this release.

      (b) Nevertheless, this release does not prevent Employee from cooperating with the Equal Employment Opportunity

Commission or any similar State or local agency in an investigation of alleged discrimination or testifying in any cause of action when required to do so by law. However, except where prohibited by law, Employee waives his right to recover any damages or other relief in any claim or suit brought by or through the Equal Employment Opportunity Commission or any similar state or local agency on his behalf under the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, as amended, or the Americans with Disabilities Act, and under any claim or suit on his behalf under any other federal, state or local law.

      8. Employee represents that he does not have possession of any, and has returned to Company all, tangible personal property of Company and all business records or other records of Company, including any records related in any way to the clients and customers of Company, in any form. Employee confirms that he has not and agrees that he will not disclose to any person outside Company, or to any unauthorized person within Company, any business, financial, or confidential information relating to the business of Company or any employees, clients or customers thereof, except to the extent that such disclosure is in connection with (a) Employee's current status as a shareholder of Company, (b) any future status of Employee as an employee, independent contractor, agent or other relationship to Company, and/or (c) a privileged client-attorney relationship. Employee and Company shall keep the terms of this Agreement confidential, except that the parties may disclose the terms to their accountants or other tax preparers and their counsel, or as required by law and in the case of Employee, to his immediate family. As used in this paragraph, and as used elsewhere in this Agreement where the context so requires, the word "Company" includes all subsidiaries and affiliates of Company.

      9. Employee covenants and agrees that he will refrain from voluntarily making written or oral statements to any person or entity with whom either of the parties has had or has a business or social relationship or to the press, or to any other person or entity, which may reasonably be expected to impugn the character, integrity or ethics of Company and its affiliates and their clients or damage the business, image or reputation of Company and its affiliates.

      10. Employee agrees to direct any prospective employers who wish to verify Employee's employment with Company to communicate directly in writing with the head of Company's human resources department. Upon inquiry from any prospective employer, Company, in conformance with its standard practice, will only confirm the date Employee commenced employment, the date Employee's employment terminated and his final position held, and, with the express written consent of Employee, his most recent base salary.

      11. Employee acknowledges that he has had more than twenty-one (21) days to consider the terms of this Agreement.

      12. This Agreement is revocable by Employee for seven (7) days after he signs it. This Agreement shall be binding, effective and enforceable automatically on the eighth day after it is signed by the Employee unless he delivers to Company's counsel, Genova, Burns & Vernoia, (to the attention of John C. Petrella, Esq. Eisenhower Plaza II, 354 Eisenhower Parkway, Livingston, New Jersey 07039), written notice of his revocation of this Agreement on or before the end of business on the seventh day after he signs the Agreement.

      13. Employee acknowledges that he has hereby been advised in writing of his right to consult with an attorney prior to signing this Agreement and that sufficient opportunity has been made available to him to consult with an attorney and to consider the terms of this Agreement. Employee acknowledges that he is entering into this Agreement voluntarily and that he has read and understands the provisions of this Agreement. The parties acknowledge that this Agreement constitutes the entire understanding of the parties, supersedes all prior or oral written agreements or understandings between the parties with respect to its subject matter and may be modified only by a writing signed by both parties.

      14.This Agreement shall be governed by and construed under the laws of the State of New Jersey. Any disputes arising under this Agreement shall be resolved in the Federal and state courts located in the State of New Jersey. Company and Employee agree not to assert that any action brought in such courts has been brought in an inconvenient forum. The parties agree that in the event that any provision of this Agreement is determined to be invalid or unenforceable, the remaining provisions of the Agreement are intended to remain in full force and effect.

      15. This  Agreement  shall be binding upon and inure to the benefit of the
parties  hereto  and  their   respective   heirs,   executors,   administrators,
successors, and assigns.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

ATTEST:                                 GREATER COMMUNITY BANCORP


/s/ Jeannette Chardavoyne               By: /s/ C. Mark Campbell
    ---------------------                      -----------------
    Jeannette Chardavoyn                        C. Mark Campbell
    Corporate Secretary                         President and Chief Operating
                                                Officer

WITNESS:                                EMPLOYEE


                                        By: /s/ Erwin D. Knauer
                                                ---------------
                                                Erwin D. Knauer